Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Due to the spin-off of Broadridge Financial Solutions, Inc. (“Broadridge”) on March 30, 2007, the historical results of Broadridge through the date of the spin-off will be reflected in the historical financial statements of Automatic Data Processing, Inc. and Subsidiaries (“ADP” or the “Company”) as discontinued operations. The following Unaudited Pro Forma Consolidated Financial Statements reflecting the spin-off are based on and should be read in conjunction with the Company’s historical Consolidated Financial Statements and related notes appearing in the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 and the Unaudited Consolidated Financial Statements appearing in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006.

The Unaudited Pro Forma Statements of Consolidated Earnings for the six months ended December 31, 2006 and for the years ended June 30, 2006, 2005 and 2004 are prepared as though the Broadridge spin-off occurred as of the beginning of the earliest period presented. The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2006 is prepared as if the Broadridge spin-off occurred as of December 31, 2006. Pro forma adjustments are described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements.

The following Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Broadridge spin-off had occurred during the periods presented. In addition, the Unaudited Pro Forma Consolidated Financial Statements are not intended to represent the Company’s financial position or results of operations for any future date or period.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2006

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of Broadridge (b)		Pro Forma Adjustments		Pro Forma ADP

Assets
Current Assets:
Cash and cash equivalents	$1,294.7	$(108.2)		$635.0	(c) (f)	$1,821.5
Short-term marketable securities	249.4	(40.4)		—		209.0
Accounts receivable, net	1,280.7	(354.7)		—		926.0
Securities clearing receivables	924.0	(924.0)		—		—
Other current assets	522.8	(36.0)		—		486.8
Assets of discontinued operations	20.5	—		—		20.5
Total current assets	4,292.1	(1,463.3)		635.0		3,463.8
Long-term marketable securities	155.6	(0.4)		—		155.2
Long-term receivables, net	196.4	—		—		196.4
Property, plant and equipment, net	780.6	(70.3)		—		710.3
Other assets	896.3	(69.1)		—		827.2
Goodwill	2,753.4	(480.8)		—		2,272.6
Intangibles	738.3	(71.3)		—		667.0
Total assets before funds held for clients	9,812.7	(2,155.2)		635.0		8,292.5
Funds held for clients	21,799.5	—		—		21,799.5
Total assets	$31,612.2	$(2,155.2)		$635.0		$30,092.0

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$171.8	$(100.6)		$—		$71.2
Accrued expenses and other current liabilities	1,463.2	(157.5)		—		1,305.7
Securities clearing payables	790.5	(790.5)		—		—
Income taxes payable	94.8	1.0		—		95.8
Liabilities of discontinued operations	31.2	—		—		31.2
Total current liabilities	2,551.5	(1,047.6)		—		1,503.9
Long-term debt	73.8	—		—		73.8
Other liabilities	426.1	(13.5)		—		412.6
Deferred income taxes	183.1	(21.5)		—		161.6
Deferred revenues	534.3	(37.4)		—		496.9
Total liabilities before client funds obligations	3,768.8	(1,120.0)		—		2,648.8
Client funds obligations	21,936.9	—		—		21,936.9
Total liabilities	25,705.7	(1,120.0)		—		24,585.7

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $1.00 par value	—	—		—		—
Common stock, $0.10 par value	63.9	—		—		63.9
Capital in excess of par value	260.5	—		—		260.5
Retained earnings	9,438.0	(998.9	) (e)	635.0	(c) (f)	9,074.1
Treasury stock - at cost: 90.7 shares	(3,872.6)	—		—		(3,872.6)
Accumulated other comprehensive income (loss)	16.7	(36.3)		—		(19.6)
Total stockholders’ equity	5,906.5	(1,035.2)		635.0		5,506.3
Total liabilities and stockholders’ equity	$31,612.2	$(2,155.2)		$635.0		$30,092.0

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Six Months Ended December 31, 2006

(In millions, except per share amounts)

	Historical	Spin-off of		Continuing	Pro Forma		Pro Forma
	ADP (a)	Broadridge (b)		Operations	Adjustments		ADP

Revenues, other than interest on funds held for ES clients and PEO revenues	$3,837.8	$(850.2)		$2,987.6	$—		$2,987.6
Interest on funds held for ES clients	277.0	—		277.0	—		277.0
PEO revenues (A)	400.4	—		400.4	—		400.4
Total revenues	4,515.2	(850.2)		3,665.0	—		3,665.0
Costs of revenues
Operating expenses	2,209.5	(588.6)		1,620.9	—		1,620.9
Systems development and programming costs	282.8	(49.3)		233.5	—		233.5
Depreciation and amortization	123.7	(16.3)		107.4	—		107.4
Total cost of revenues	2,616.0	(654.2)		1,961.8	—		1,961.8
Selling, general and administrative expenses	1,108.5	(81.2)		1,027.3	—		1,027.3
Separation costs	10.6	(10.6)	(c)	—	—		—
Other income, net	(82.4)	0.1		(82.3)	—		(82.3)
Total expenses	3,652.7	(745.9)		2,906.8	—		2,906.8
Earnings from continuing operations before income taxes	862.5	(104.3)		758.2	—		758.2
Provision for income taxes	324.4	(42.3)		282.1	—		282.1
Net earnings from continuing operations	$538.1	$(62.0)		$476.1	$—		$476.1

Earnings per share from continuing operations
Basic	$0.98			$0.86			$0.86
Diluted	$0.97			$0.85			$0.86

Weighted average shares outstanding
Basic	551.4			551.4			551.4
Diluted	557.9			557.9	(0.5	) (d)	557.4

(A) Professional Employer Organization (“PEO”) revenues are net of direct pass-through costs of $4,345.3 for the six months ended December 31, 2006.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2006

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of Broadridge (b)	Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for ES clients and PEO revenues	$7,565.0	$(1,906.7)	$5,658.3	$—		$5,658.3
Interest on funds held for ES clients	549.8	—	549.8	—		549.8
PEO revenues (A)	703.7	—	703.7	—		703.7
Total revenues	8,818.5	(1,906.7)	6,911.8	—		6,911.8
Costs of revenues
Operating expenses	4,234.6	(1,236.7)	2,997.9	—		2,997.9
Systems development and programming costs	589.8	(117.2)	472.6	—		472.6
Depreciation and amortization	216.8	(30.5)	186.3	—		186.3
Total cost of revenues	5,041.2	(1,384.4)	3,656.8	—		3,656.8
Selling, general and administrative expenses	2,102.7	(179.9)	1,922.8	—		1,922.8
Other income, net	(64.5)	2.1	(62.4)	—		(62.4)
Total expenses	7,079.4	(1,562.2)	5,517.2	—		5,517.2
Earnings from continuing operations
before income taxes	1,739.1	(344.5)	1,394.6	—		1,394.6
Provision for income taxes	669.0	(138.5)	530.5	—		530.5
Net earnings from continuing operations	$1,070.1	$(206.0)	$864.1	$—		$864.1

Earnings per share from continuing operations
Basic	$1.86		$1.50			$1.50
Diluted	$1.85		$1.49			$1.49

Weighted average shares outstanding
Basic	574.8		574.8			574.8
Diluted	580.3		580.3	(0.4)	(d)	579.9

(A) Professional Employer Organization (“PEO”) revenues are net of direct pass-through costs of $6,977.0 for the year ended June 30, 2006.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2005

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of Broadridge (b)	Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for ES clients and PEO revenues	$6,927.9	$(1,714.2)	$5,213.7	$—		$5,213.7
Interest on funds held for ES clients	421.4	—	421.4	—		421.4
PEO revenues (A)	577.0	—	577.0	—		577.0
Total revenues	7,926.3	(1,714.2)	6,212.1	—		6,212.1
Costs of revenues
Operating expenses	3,713.8	(1,092.4)	2,621.4	—		2,621.4
Systems development and programming costs	549.9	(123.0)	426.9	—		426.9
Depreciation and amortization	209.5	(38.7)	170.8	—		170.8
Total cost of revenues	4,473.2	(1,254.1)	3,219.1	—		3,219.1
Selling, general and administrative expenses	1,893.6	(141.9)	1,751.7	—		1,751.7
Other income, net	(31.2)	0.2	(31.0)	—		(31.0)
Total expenses	6,335.6	(1,395.8)	4,939.8	—		4,939.8

Earnings from continuing operations before income taxes	1,590.7	(318.4)	1,272.3	—		1,272.3
Provision for income taxes	593.9	(125.1)	468.8	—		468.8
Net earnings from continuing operations	$996.8	$(193.3)	$803.5	$—		$803.5

Earnings per share from continuing operations
Basic	$1.71		$1.38			$1.38
Diluted	$1.69		$1.36			$1.37

Weighted average shares outstanding
Basic	583.2		583.2			583.2
Diluted	590.0		590.0	(0.6)	(d)	589.4

(A) Professional Employer Organization (“PEO”) revenues are net of direct pass-through costs of $5,499.2 for the year ended June 30, 2005.

Automatic Data Processing, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Consolidated Earnings

For the Year Ended June 30, 2004

(In millions, except per share amounts)

	Historical ADP (a)	Spin-off of Broadridge (b)	Continuing Operations	Pro Forma Adjustments		Pro Forma ADP

Revenues, other than interest on funds held for ES clients and PEO revenues	$6,395.8	$(1,568.3)	$4,827.5	$—		$4,827.5
Interest on funds held for ES clients	355.4	—	355.4	—		355.4
PEO revenues (A)	467.0	—	467.0	—		467.0
Total revenues	7,218.2	(1,568.3)	5,649.9	—		5,649.9
Costs of revenues
Operating expenses	3,257.0	(985.5)	2,271.5	—		2,271.5
Systems development and programming costs	523.6	(120.8)	402.8	—		402.8
Depreciation and amortization	215.9	(45.7)	170.2	—		170.2
Total cost of revenues	3,996.5	(1,152.0)	2,844.5	—		2,844.5
Selling, general and administrative expenses	1,847.1	(138.3)	1,708.8	—		1,708.8
Other income, net	(54.7)	4.7	(50.0)	—		(50.0)
Total expenses	5,788.9	(1,285.6)	4,503.3	—		4,503.3
Earnings from continuing operations
before income taxes	1,429.3	(282.7)	1,146.6	—		1,146.6
Provision for income taxes	535.1	(109.7)	425.4	—		425.4
Net earnings from continuing operations	$894.2	$(173.0)	$721.2	$—		$721.2

Earnings per share from continuing operations
Basic	$1.51		$1.22			$1.22
Diluted	$1.50		$1.21			$1.21

Weighted average shares outstanding
Basic	591.7		591.7			591.7
Diluted	598.7		598.7	(0.5)	(d)	598.2

(A) Professional Employer Organization (“PEO”) revenues are net of direct pass-through costs of $4,237.0 for the year ended June 30, 2004.

Automatic Data Processing, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Consolidated Financial Statements

(Unaudited)

a	Reflects the historical consolidated results of operations and financial position of Automatic Data Processing, Inc. and Subsidiaries (“ADP”).

b

Reflects the elimination of the financial results, assets, liabilities, and accumulated other comprehensive income amounts associated with Broadridge Financial Solutions, Inc. (“Broadridge”) as the common stock of Broadridge was distributed to ADP stockholders on March 30, 2007.

c	Represents the elimination of costs, principally related to professional services, incurred in connection with the execution of the spin-off of Broadridge, which will be recorded primarily within discontinued operations in the third quarter of fiscal 2007. Separation costs of $10.6 million pretax have been incurred during the six months ended December 31, 2006. Estimated separation costs of approximately $30 million pretax, which will be recorded in discontinued operations and are expected to be incurred and paid during the remainder of fiscal 2007, have been shown as a charge directly to pro forma equity.

d

Represents the dilutive impact of the replacement of all ADP stock-based awards (including stock options and restricted stock awards) held by Broadridge employees due to their receipt of substitute options to purchase Broadridge common stock and substitute Broadridge restricted stock awards.

e	Reflects the net repayment of intercompany notes and the forgiveness of intercompany balances between ADP and Broadridge.

f	Represents ADP’s receipt of $690 million of dividends from Broadridge prior to the spin-off less $25 million of cash retained by Broadridge.